Short term loans	12 Months Ended
Dec. 31, 2016
Short term loans
Short term loans

17. Short term loans

        On December 31, 2015, a subsidiary of the Group entered into a short-term loan arrangement with a domestic bank in the PRC to finance its working capital, the outstanding amount as of December 31, 2015 was RMB95,000 with an interest rate of 4.35% per annum and a maturity term of three months. The loan is guaranteed by a pledge of the Group's held-to-maturity securities amounted to RMB100,000. The full loan amount was settled during the year ended December 31, 2016.

        On March 9, 2016, a subsidiary of the Group entered into an interest-free loan with a local bank to finance its working capital, the principle amount was RMB3,000. The loan was settled during the year ended December 31, 2016.